U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013

ONCOLOGIX TECH, INC.

(Name of Small Business Issuer as Specified in Its Charter)

Nevada 0-15482 86-1006416

(State or other jurisdiction of (Commission File Number) (I.R.S. Employer

Organization or Incorporation) Identification Number)

1604 West Pinhook Drive

Suite # 200

Lafayette, Louisiana 70508

(Address of principal executive offices)

(616) 977-9933

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note – This current report on Form 8-K is being amended to include the financial statements and Pro Forma financial information required by Regulation S-K.

ITEM 9.01 – Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Angels of Mercy, Inc.

Financial Statements

Year Ended December 31, 2012

PCAOB Registered Auditors – www.sealebeers.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Angels of Mercy, Inc.

We have audited the accompanying balance sheets of Angels of Mercy, Inc. as of December 31, 2012, and the related statements of income, stockholders’ equity (deficit), and cash flows for the period ended December 31, 2012. Angels of Mercy, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Angels of Mercy, Inc. as of December 31, 2012, and the related statements of income, stockholders’ equity (deficit), and cash flows for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Seale and Beers, CPAs

Seale and Beers, CPAs

Las Vegas, Nevada

December 18, 2014

ANGELS OF MERCY, INC.

BALANCE SHEET

AS OF DECEMBER 31, 2012

December 31,
2012
ASSETS
Current Assets:
Cash and cash equivalents	$18,420
Accounts receivable (net of allowance of $3,000)	225,593
Inventory	—
Prepaid expenses and other current assets	(75)

Total current assets	243,938

Property and equipment (net of accumulated depreciation
of $67,508)	30,079

Total assets	$274,017

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Line of credit payable	$22,100
Accounts payable and accrued expenses	86,510

Total current liabilities	108,610

Total liabilities	108,610

Stockholders' equity:
Common stock, par value $1.00 per share; 1,000 shares authorized;
1,000 and 1,000 shares issued and outstanding at
December 31, 2012	1,000
Additional paid-in capital	14,368
Accumulated earnings	150,039

Total stockholders' equity	165,407

Total liabilities and stockholders' equity	274,017

See accompanying notes to financial statements.

ANGELS OF MERCY, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

For the Year Ended
December 31,
2012

Revenues	$2,948,677

Cost of revenues	2,501,430

Gross profit	447,247

Operating expenses:
General and administrative	484,779
Depreciation and amortization	1,868

Total operating expenses	486,647

Loss from operations	(39,400)

Other income (expense):
Interest income	114
Interest and finance charges	(1,437)

Total other income (expense)	(1,323)

Net loss before income taxes	(40,723)

Income taxes	—

Net loss attributable to common shareholders	$(40,723)

Loss per common share, basic and diluted:	$(40.72)

Weighted average number of shares
outstanding - basic and diluted	1,000

See accompanying notes to financial statements.

ANGELS OF MERCY, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD JANUARY 1, 2012 THROUGH DECEMBER 31, 2012

	Common Stock		Additional Paid-in	Accumulated Earnings
	Shares	Amount	Capital	(Deficit)	Total

Balance, December 31, 2011	1,000	$1,000	$14,368	$190,762	$206,130

Net loss	—	—	—	(40,723)	(40,723)

Balance, December 31, 2012	1,000	$1,000	$14,368	$150,039	$165,407

See accompanying notes to financial statements

ANGELS OF MERCY, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2012

For the Year Ended
December 31,
2012
Operating activities:
Net income	$(40,723)

Adjustments to reconcile net loss to net cash used
in operating activities:
Depreciation and amortization	1,868

Changes in operating assets and liabilities:
Accounts receivable	(118,765)
Prepaid expenses and other current assets	15,986
Accounts payable	86,510

Net cash used in operating activities	(55,124)

Investing activities:
Purchase of property and equipment	—

Net cash used in investing activities	—

Financing activities:
Repayment of notes payable	(24,412)

Net cash provided by financing activities	(24,412)

Net increase (decrease) in cash and cash equivalents	(79,536)

Cash and cash equivalents, beginning of period	97,956

Cash and cash equivalents, end of period	$18,420

See accompanying notes to financial statements.

ANGELS OF MERCY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF THE COMPANY

General

Angels of Mercy provides non-medical, Personal Care Attendant (PCA) services, Supervised Independent Living (SIL), Long-Term Senior Care, and other approved programs performed by a trained caregiver that will meet the health service needs of beneficiaries whose disabilities preclude the performance of certain independent living skills related to the activities of daily living (ADL).

PCA services that are reimbursed to AOM under the waiver:

•	Assisting with personal hygiene, dressing, bathing, and grooming
•	Performing or assisting in the performance of tasks related to maintaining a safe, healthy and stable living environment such as:
•	Light cleaning tasks in areas of the home used by the recipient,
•	Shopping for such items as health and hygiene products, clothing and groceries,
•	Performing activities of daily living inside and outside of the home which require attendant care,
•	Assisting with or performing beneficiary laundry care chores
•	Assisting with bladder and/or bowel requirements, including bed pan routines
•	If indicated on the Plan of Care, assisting beneficiary to clinics, physician’s offices, and other appointments,
•	Assisting the beneficiary to receive any service specified in the written Plan of Care, including leisure skills development,
•	Assisting in activities which would enhance the individual employability and improve and enhance the beneficiary’s quality of life.

Supervised Independent Living (SIL) is an alternative program for mentally challenged, developmentally disabled or physically disabled individuals. AOM provides the following personal health services:

•	Assistance with safety procedures and emergency contacts within the home environment
•	Counseling during the transition period
•	Assistance in meeting needs with medical management, employment, financial, budgeting, household management, personal care, recreation and transportation
•	Accessibility to community resources
•	Independence and personal growth
•	Freedom from abuse, neglect and exploitation

Services and Fee Structure

AOM is reimbursed for each approved “Unit of Service” provided, as determined by the Health Care Financing Administration (HCFA), the Department of Social Services and based upon a detailed Case Management, Plan of Care for each beneficiary. A unit of service for PCA services will be one-half hour. At least fifteen (15) minutes of service must be provided to the individual in order for AOM to bill for a unit of service. A maximum of 1,825 hours (3,650 half-hour units) per beneficiary, per year can be billed under the Medicaid waiver program.

Long Term Care (LTC) - Older population or anyone whose disability occurred after their 21st birthday. Reimbursement rate: $2.89/quarter hour

Early Periodic Screening Diagnostic Treatment (EPSDT) – This service is provided from 3 years of age or older until 21 years of age. Reimbursement rate: $2.53/quarter hour

Elderly and Young Adult Waiver (EDA) – This service is provided by age 22 and normally up through death of the client. Reimbursement rate: $2.83/quarter hour

New Opportunity Waiver (NOW) The longest running Medicaid Waiver program and has the most resources available for the clients.

Several programs within the NOW- Title 19.

Reimbursement rates:

IFS day program: $3.61/quarter hour

IFS night: $2.17quarter hour

IFS day x2: $2.72/quarter hour

IFS day x3: 2.36/quarter hour

IFS night x2: $1.52/quarter hour

Supervised Independent Living (SIL) - Clients live independently but with supervision and assistance from AOM trained staff. Activities of Daily Living skills are taught by staff to clients. Some clients go to day programs, some are employed, and some clients receive 24 hours/day personal care services. Reimbursement rate: 16.93/hour/daily care 24/7.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

In the opinion of management, the accompanying balance sheets and related statements of income, cash flows, and stockholders' equity include all adjustments, consisting only of normal recurring items, necessary for their fair presentation in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Actual results and outcomes may differ from management's estimates and assumptions. Interim results are not necessarily indicative of results for a full year.

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reportable amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

Revenue is recognized by the Company when all the following criteria are met: persuasive evidence of an arrangement exists; delivery has occurred; the seller’s price to the buyer is fixed and determinable; and collectability is reasonably assured. Currently the company does not have products to sell.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid instruments, with an initial maturity of three (3) months or less to be cash equivalents.

ACCOUNTS RECEIVABLE

Receivables are generally collected within 14 days of billing to the State of Louisiana. Rejected claims are and maybe resubmitted up to a year following the initial billing claim. The Company reviews its outstanding claims on an annual basis and adjusts them appropriately. Currently the company maintains a reserve of $3,000 for rejected claims.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost. Depreciation is provided for on the straight-line method over the estimated useful lives of the related assets as follows:

Furniture and fixtures	5 to 10 years
Computer equipment	5 years
Equipment	5 to 10 years
Software	3 to 5 years

The cost of maintenance and repairs is charged to expense in the period incurred. Expenditures that increase the useful lives of assets are capitalized and depreciated over the remaining useful lives of the assets. When items are retired or disposed of, the cost and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

LONG-LIVED ASSETS

     ASC 360 – Property, Plant and Equipment addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of property and equipment or whether the remaining balance of property and equipment, or other long-lived assets, should be evaluated for possible impairment. Instances that may lead to an impairment include: (i) a significant decrease in the market price of a long-lived asset group; (ii) a significant adverse change in the extent or manner in which a long-lived asset or asset group is being used or in its physical condition; (iii) a significant adverse change in legal factors or in the business climate that could affect the value of a long-lived asset or asset group, including an adverse action or assessment by a regulatory agency; (iv) an accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of a long-lived asset or asset group; (v) a current-period operating or cash flow loss combined with a history of operating or cash flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset or asset group; or (vi) a current expectation that, more likely than not, a long-lived asset or asset group will be sold or otherwise disposed of significantly before the end of its previously estimated useful life.

An estimate of the related undiscounted cash flows, excluding interest, over the remaining life of the property and equipment and long-lived assets is used in assessing recoverability. Impairment loss is measured by the amount which the carrying amount of the asset(s) exceeds the fair value of the asset(s). The Company primarily employs two methodologies for determining the fair value of a long-lived asset: (i) the amount at which the asset could be bought or sold in a current transaction between willing parties or (ii) the present value of estimated expected future cash flows grouped at the lowest level for which there are identifiable independent cash flows.

ADVERTISING COSTS

Advertising costs included with selling, general and administrative expenses in the accompanying consolidated statements of operations were $1,189 for the year ended December 31, 2012. Such costs are expensed when incurred.

INCOME TAXES

The Company adopted the provisions of FASB ASC 740 - Income Taxes provides detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in the financial statements. Income taxes are determined using the asset and liability method. This method gives consideration to the future tax consequences associated with temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The carrying amounts of accounts payable, accrued expenses, and notes payable approximate fair value.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

RECENT ACCOUNTING PRONOUNCEMENTS

We have evaluated all Accounting Standards Updates through the date the financial statements were issued and do not believe any will have a material impact.

NEW ACCOUNTING STANDARD

In July 2012, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2012-02 “Intangibles – Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment” (“ASU 2012-02”). ASU 2012-02 permits entities to first assess qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test. Under the amendments in ASU 2012-02, an entity is not required to calculate the fair value of an indefinite-lived intangible asset unless it determines that it is more likely than not that the fair value of the asset is less than its carrying amount. An entity also will have the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. ASU 2012-02 is effective for interim and annual indefinite-lived intangible asset impairment tests performed for fiscal years beginning on or after September 15, 2012, with early adoption permitted. The Company’s adoption of ASU 2012-02 is not expected to have an impact on its consolidated financial statements.

ANGELS OF MERCY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 3 — STOCKHOLDERS EQUITY

COMMON STOCK:

The Company has authorized 1,000 shares of $1.00 par value common stock. As of December 31, 2012, there are 1,000 shares issued and outstanding.

NOTE 4 – STATEMENT OF CASH FLOWS

For the year ended December 31, 2012, there are no supplemental non-cash investing and financing activities disclosures.

NOTE 5 — SUBSEQUENT EVENTS

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and there are no other material subsequent events to report except the following:

On August 1, 2013, the Oncologix Tech, Inc., a publicly traded company, acquired all of the outstanding shares of common stock of ANGELS OF MERCY, INC. (“Dotolo”), a personal care company. The acquisition was accounted for using the acquisition method of accounting and the purchase price was allocated to the assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. Identifiable intangible assets include goodwill. The purchase price consisted of the following: a) payment of $100,000 cash at closing; b) issuance of a promissory note in the amount of $550,000; c) issuance of one million warrants to purchase the common stock of Oncologix Tech, Inc. with an exercise price of $0.015; d) payment of $65,000 in broker fees.

The purchase price was allocated to assets acquired and liabilities assumed as follows:

Cash and cash equivalents	$27,121
Accounts receivable (net)	111,581
Prepaid expenses and other current assets	7,851
Property and equipment	57,000
Purchased goodwill	478,721

Total assets acquired	$682,274

Accounts payable and other accrued expenses	$9,688

Total liabilities assumed	$9,688

NOTE 6 - INCOME TAXES

As of December 31, 2012, the Company has federal general business credit carryforwards totaling approximately $145,000. The general business credit carry-forwards expire in various amounts beginning in 2027 and ending in 2030. The Company does not have any current state net operating loss carry-forwards.

ASC 740 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements. As a result of the implementation of ASC 740 – Income Taxes, the Company performed a review of its material tax positions. At the adoption date of ASC 740, the Company had no unrecognized tax benefit which would affect the effective tax rate.  December 31, 2012, the Company had no accrued interest and penalties related to uncertain tax positions. The Company is primarily subject to U.S. and Louisiana income taxes. The tax years 2011 to current remain open to examination by U.S. federal and state tax authorities.

(b)	Pro Forma Financial Information

 ONCOLOGIX TECH, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF AUGUST 31, 2012

	For the year ended August 31, 2012
		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$ -	$ 2,860,429	(A)	$ 195,067

Cost of revenues	-	2,362,245	(A)	-

Gross profit	-	498,184		195,067

General and administrative	130,769	517,813	(A)	195,067
Depreciation and amortization	450	1,245	(A)	1,471

Total operating expenses	131,219	519,058		196,538

Loss from operations	(131,219)	(20,874)		(1,471)

Other income (expense):
Interest and finance charges	(10,768)	(1,437)	(A)	(14,707)
Interest and finance charges - related parties	(25,312)	-		(18,241)
Loss on conversion of notes payable - related parties	(92,758)	-		-
Induced conversion expense	(25,402)	-		(6,076)
Loss on disposal of assets	(110)	-		-
Other expenses	-	10,146	(A)	(47)

Total other income (expense)	(154,350)	8,709		(39,071)

Loss from operations	(285,569)	(12,165)		(40,542)

Less loss attributable to noncontrolling interest	(14)	-		(13)

Net loss before income taxes	(285,555)	(12,165)		(40,529)

Income taxes	-	-		-

Net loss attributable to common shareholders	$ (285,555)	$ (12,165)		$ (40,529)

Loss per common share, basic and diluted:	$ (0.01)			$ (0.00)

Weighted average number of shares
outstanding - basic and diluted	54,443,649			47,915,734

See accompanying notes to unaudited pro forma condensed consolidated financial information.

ONCOLOGIX TECH, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF AUGUST 31, 2011

	For the year ended August 31, 2011
		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$1,931	$27,484	(B)	$29,415
Accounts receivable (net of $3,000 allowance)	—	423,915	(B)	423,915
Prepaid expenses and other current assets	2,993	4,090	(B)	7,083

Total current assets	4,924	455,489		460,413

Property and equipment (net of accumulated depreciation)	1,481	46,845	(B)	48,326

Total assets	$6,405	$502,334		$508,739

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Line of credit payable	$—	$—		$—
Accounts payable and other accrued expenses	142,990	18,542	(B)	161,532
Accrued interest payable	42,575	—		42,575
Accrued interest payable - related parties	48,216	—		48,216

Total current liabilities	233,781	18,542		252,323

Long-term liabilities:
Convertible notes payable - (net of discount of $0 and $0)	125,000	—		125,000
Convertible notes payable - related parties (net of discount of $0 and $0)	235,025	—		235,025

Total long-term liabilities	360,025	—		360,025

Total liabilities	593,806	18,542		612,348

Stockholders' Deficit:
Preferred stock, par value $.001 per share; 10,000,000 shares authorized
129,062 and 129,062 shares issued and outstanding at
August 31, 2012 and August 31, 2011, respectively	129	—		129
Common stock, par value $.001 per share; 200,000,000 shares authorized;				—
57,563,258 and 50,998,814 shares issued and outstanding at				—
August 31, 2012 and August 31, 2011, respectively	57,563	—		57,563
Additional paid-in capital	57,697,233	15,368	(B)	57,712,601
Accumulated deficit prior to reentering development stage	(58,004,869)	—		(58,004,869)
Deficit accumulated during the development stage	(333,982)	468,424	(B)	134,442
Noncontrolling interest	(3,475)	—		(3,475)

Total stockholders' deficit	(587,401)	483,792		(103,609)

Total liabilities and stockholders' deficit	$6,405	$502,334		$508,739

See accompanying notes to unaudited pro forma condensed consolidated financial information.

ONCOLOGIX TECH, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2012

	For the year ended August 31, 2012
		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$1,931	$53,805	(A)	$55,736
Accounts receivable (net of allowance)	—	222,664	(A)	222,664
Prepaid expenses and other current assets	2,993	—		2,993

Total current assets	4,924	276,469		281,393

Property and equipment (net of accumulated depreciation)	1,481	30,701	(A)	32,182

Total assets	$6,405	$307,170		$313,575

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Line of credit payable	$—	$41,612	(A)	$41,612
Accounts payable and other accrued expenses	142,990	11,163	(A)	154,153
Accrued interest payable	42,575	—		42,575
Accrued interest payable - related parties	48,216	—		48,216

Total current liabilities	233,781	52,775		286,556

Long-term liabilities:
Convertible notes payable - (net of discount of $0 and $0)	125,000	—		125,000
Convertible notes payable - related parties (net of discount of $0 and $0)	235,025	—		235,025

Total long-term liabilities	360,025	—		360,025

Total liabilities	593,806	52,775		646,581

Stockholders' Deficit:
Preferred stock, par value $.001 per share; 10,000,000 shares authorized 129,062 and 129,062 shares issued and outstanding at August 31, 2012 and August 31, 2011, respectively	129	—		129
Common stock, par value $.001 per share; 200,000,000 shares authorized;				—
57,563,258 and 50,998,814 shares issued and outstanding at				—
August 31, 2012 and August 31, 2011, respectively	57,563	—		57,563
Additional paid-in capital	57,697,233	15,368	(A)	57,712,601
Accumulated deficit prior to reentering development stage	(58,004,869)	—		(58,004,869)
Deficit accumulated during the development stage	(333,982)	239,027	(A)	(94,955)
Noncontrolling interest	(3,475)	—		(3,475)

Total stockholders' deficit	(587,401)	254,395		(333,006)

Total liabilities and stockholders' deficit	$6,405	$307,170		$313,575

See accompanying notes to unaudited pro forma condensed consolidated financial information.

ONCOLOGIX TECH, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2011

	For the year ended August 31, 2011
		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$—	$2,875,579	(B)	$195,067

Cost of revenues	—	2,339,789	(B)	—

Gross profit	—	535,790		195,067

General and administrative	130,769	548,380	(B)	195,067
Depreciation and amortization	450	—		1,471

Total operating expenses	131,219	548,380		196,538

Loss from operations	(131,219)	(12,590)		(1,471)

Other income (expense):
Interest and finance charges	(10,768)	(124	)(B)	(14,707)
Interest and finance charges - related parties	(25,312)	—		(18,241)
Loss on conversion of notes payable - related parties	(92,758)	—		—
Induced conversion expense	(25,402)	—		(6,076)
Loss on disposal of assets	(110)	—		—
Other expenses	—	1,945	(B)	(47)

Total other income (expense)	(154,350)	1,821		(39,071)

Loss from operations	(285,569)	(10,769)		(40,542)

Less loss attributable to noncontrolling interest	(14)	—		(13)

Net loss before income taxes	(285,555)	(10,769)		(40,529)

Income taxes	—	—		—

Net loss attributable to common shareholders	$(285,555)	$(10,769)		$(40,529)

Loss per common share, basic and diluted:	$(0.01)			$(0.00)

Weighted average number of shares
outstanding - basic and diluted	54,443,649			47,915,734

See accompanying notes to unaudited pro forma condensed consolidated financial information.

ONCOLOGIX TECH, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following is a description of the pro forma adjustments to the historical condensed consolidated financial statements.

A.	The increase of assets, liabilities, equity, revenues and expenses represents the acquisition of Angels of Mercy, Inc as if the sale occurred on August 31, 2012.
B.	The increase of assets, liabilities, equity, revenues and expenses represents the acquisition of Angels of Mercy, Inc as if the sale occurred on August 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 14, 2015
ONCOLOGIX TECH, INC.

By: /s/ Roy Wayne Erwin
Roy Wayne Erwin, Chief Executive Officer
By: /s/ Michael A. Kramarz
Michael A. Kramarz, Chief Financial Officer